                                                                       Exhibit 5


                           MASTER ANNUITY APPLICATION
                  FOR GROUP FLEXIBLE FUND RETIREMENT CONTRACT
                                       TO
                       NATIONWIDE LIFE INSURANCE COMPANY
                           COLUMBUS, OHIO 43215-2220

                        Application is hereby made for a
                  Group Flexible Fund Retirement Contract by:

               --------------------------------------------------
                                 (Entity Name)

CONTRACT PROVISIONS

1.   5% Alternate Assumed Investment Rate:      [  ] Yes       [  ] No
2.   Fund(s) Offered within the Separate Account:

---------------------------------------------------------------------------------------------------------------------
The Aggressive Portfolio                 Fidelity Contrafund                       Nationwide(R) Fund
---------------------------------------------------------------------------------------------------------------------
AmCent: Twentieth Century Growth         Fidelity Equity-Income Fund               Nationwide(R) Money Market Fund
---------------------------------------------------------------------------------------------------------------------
AmCent: Twentieth Century Ultra          INVESCO Industrial Income Fund            NSAT Nationwide Small Company Fund
---------------------------------------------------------------------------------------------------------------------
The Conservative Portfolio               Janus Fund                                Putnam Voyager Fund
---------------------------------------------------------------------------------------------------------------------
The Dreyfus Third Century Fund, Inc.     MAS Funds Fixed Income Portfolio          Templeton Foreign Fund
---------------------------------------------------------------------------------------------------------------------
Dreyfus S&P 500 Index Fund               The Moderate Portfolio                    T. Rowe Price International Stock
                                                                                   Fund(R)
---------------------------------------------------------------------------------------------------------------------
Federated U.S. Government                The Moderately Aggressive Portfolio
    Securities Fund: 2-5 Year
---------------------------------------------------------------------------------------------------------------------
Fidelity Asset Manager(TM)               The Moderately Conservative Portfolio
---------------------------------------------------------------------------------------------------------------------

3. It is understood that ownership and control of the contract applied for under this Master Application will be vested in _________________________.

     The entity hereby certifies that before the application was signed a representative from the entity received a current prospectus of the Group Flexible Fund Retirement Contract that described all sales charges and other information relative to the contract(s) being applied for.

     [ ] Please send the entity a copy of the Statement of Additional Information to the DCVA Prospectus.

THE ENTITY UNDERSTANDS THAT RETIREMENT INCOME PAYMENTS (AND TERMINATION VALUES, IF ANY) PROVIDED BY THE CONTRACT(S) ARE VARIABLE WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.

The Flexible Fund Retirement Contract applied for shall become effective upon its Contract Date if the purchase payment and the application are each acceptable to Nationwide Life. In the event the purchase payment or the application is not acceptable, Nationwide Life's liability shall be limited to a return of the sum of money paid.

Signed at: ________________________ this ____ day of ____________, 19__.
                (Entity Name)

______________________________________      ___________________________________
    (Entity Official Signature)                           (Date)

______________________________________
              (Title)

______________________________________      ___________________________________
(Authorized Representative Signature)                     (Date)